August 28, 2015 Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549 Re: ZALICO Variable Annuity Separate Account Commissioners:

Zurich American Life Insurance Company, on behalf of ZALICO Variable Annuity Separate Account (“Registrant”), a unit investment trust registered under the Investment Company Act of 1940 ( “Act”), mailed to its contract owners the annual reports, for the period ended June 30, 2015 for each of the following underlying funds in which Registrant invests:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
(File No. 811-07452)
The Alger Portfolios (File No. 811-05550)
Zurich American Life Insurance Company Administrative Office: PO Box 19097 Greenville, SC 29602-9097	Dreyfus Investment Portfolios (File No. 811-08673)
Dreyfus Socially Responsible Growth Fund, Inc. (File No. 811-07044)
Deutsche Investments VIT Funds (File No. 811-07507)
Deutsche Variable Series I (File No. 811-04257)
Deutsche Variable Series II (File No. 811-05002)
Franklin Templeton Variable Insurance Products Trust (File No. 811-05583)
Janus Aspen Series (File No. 811-07736)
PIMCO Variable Insurance Trust (File No. 811-08399)
We are also filing the cover letter that accompanied the semi-annual reports to contract holders.
Telephone 877-301-5376
Fax 866-315-0729 ZURICHAMERICANLIFEINSURANCE.COM

This filing constitutes the filing of reports as required by Rule 30b2-1(b) under the Act. Some of the funds listed above may not be available under every policy or contract offered by the Registrant. We understand that the funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Sincerely yours,

/s/ Juanita M. Thomas
Juanita M. Thomas
Senior Assistant General Counsel

Zurich American

Life Insurance Company

Administrative Office:

PO Box 19097

Greenville, SC 29602-9097

Telephone 877-301-5376

Fax 1-866-315-0729

ZURICHAMERICANLIFEINSURANCE.COM

August 28, 2015

Dear Contract Owner:

Zurich American Life Insurance Company is pleased to continue with our customized process for producing and distributing semi-annual reports for the registered funds underlying the investment choices you have selected in your Destinations VA or Farmers VA I variable annuity contract.

Your customized semi-annual report is enclosed. The report provides an update on the relevant funds’ performance as of June 30, 2015. Fund performance does not take into account the fees charged by your contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the enclosed information is helpful. If you have any questions concerning your contract, please do not hesitate to call our Service Center at (800) 449-0523 (toll free).

Thank you for placing your variable annuity contract with us.

Sincerely,

Richard W. Grilli

Senior Vice President and Chief Operating Officer

Enclosure